Exhibit 99.2

Supplemental Financial Information Second Quarter Ended June 30, 2019 August 7, 2019

Forward - Looking Statements This presentation contains “forward - looking statements” (as defined in the Securities Litigation Reform Act of 1995 ) regarding, among other things, future events or the future financial performance of the Company . Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimate,” “may,” “could,” “should,” “outlook,” and “guidance” and words and terms of similar substance used in connection with any discussion of future plans, actions, events or results identify forward - looking statements . Forward - looking statements are based on information currently available to the Company and involve estimates, expectations and projections . Investors are cautioned that all such forward - looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward - looking statements, including, but not limited to, the risks and uncertainties described in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . Many of these risks, uncertainties and assumptions are beyond the Company’s ability to control or predict . Because of these risks, uncertainties and assumptions, investors should not place undue reliance on these forward - looking statements . Furthermore, forward - looking statements speak only as of the information currently available to the Company on the date they are made, and the Company does not undertake any obligation to update publicly or revise any forward - looking statements to reflect events or circumstances that may arise after the date of this presentation . The Company does not give any assurance (1) that the Company will achieve its guidance or expectations, or (2) concerning any result or the timing thereof . All subsequent written and oral forward - looking statements concerning the Company and attributable to the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above . ” Non - GAAP Financial Information This presentation includes certain financial measures that were not prepared in accordance with U . S . generally accepted accounting principles (“GAAP”), including EBITDA and Adjusted EBITDA . The company uses these non - GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items . The company presents these financial measures to investors because they believe they are useful to investors in evaluating the primary factors that drive the company's operating performance . The items excluded from these non - GAAP measures are important in understanding LHC Group’s financial performance, and any non - GAAP measures presented should not be considered in isolation of, or as an alternative to, GAAP financial measures . Since these non - GAAP financial measures are not measures determined in accordance with GAAP, have no standardized meaning prescribed by GAAP and are susceptible to varying calculations, these measures, as presented, may not be comparable to other similarly titled measures of other companies . EBITDA of LHC Group is defined as net income (loss) before income tax benefit (expense), interest expense, and depreciation and amortization expense . Adjusted EBITDA of LHC Group is defined as net income (loss) before income tax expense benefit (expense), depreciation and amortization expense, and transaction costs related to previous transactions . 2 Please visit the Investors section on our website at Investor.LHCgroup.com for additional information on LHC Group and the industry. Nasdaq: LHCG

Table of Contents

Company overview…………………………………………………………………………4-6

Select key segment statistical and financial data………………………………7

Consolidated results………………………………………………………………………8-9

Adjustments to net income………………………………………………………………10

Segment results………………………………………………………………………………11-16

2019 guidance…………………………………………………………………………………17

Almost Family update………………………………………………………………………18

Accelerated acquisition and joint venture momentum………………………19

Quality data……………………………………………………………………………………20

Debt and liquidity metrics………………………………………………………………21

Focus for 2019…………………………………………………………………………………22

Non-GAAP reconciliations…………………………………………………………………23-25

3

Home Health Hospice HCBS Home Health & Hospice Home Health & HCBS Home Health, Hospice, & HCBS LHC Group Overview 72.4% 10.4% 10.2% 5.5% 1.5% % of Revenue HH Hospice HCBS Facility-based HCI 4 539 home health locations 60% Of U.S. population aged 65+ included in service area 104 hospice locations 80 home & community based services locations 25 facility based locations 12 other service locations 760 total locations 350 leading hospital JV partners 35 states and District of Columbia

Proven Value Creator on Accelerated Growth Path Unique Assets and Unique Positioning Second largest ACO management company in the U.S., with more than 12,000 unique providers serving more than 460,000 Medicare attributed lives Today’s Industry Vastly Different than 10 Years Ago Home health in front of industry tailwinds with transition to value - based reimbursement and visibility on the reimbursement landscape Preferred setting for lower cost - of - care and higher quality = improved value proposition Accelerated Growth with Multiple Levers Organic growth fed by industry - leading quality scores and co - location strategy Continued momentum of growth from existing and potential JV partners and acquisitions fueled by strong balance sheet Comprehensive in - home healthcare solution on a national scale and the proven leading partner for hospitals and health systems Almost Family Integration Ahead of schedule; demonstrating incremental margin improvement Realized cost synergies to an annual run rate of $31.2 million 5

• Net service revenue up 3.2% for Q2 as compared to Q2 2018 • Adjusted Earnings Per Share increases 27.4% for Q2 as compared to Q2 2018 • Realized $7.8 million in cost synergies in Q2 2019 from Almost Family acquisition which now brings the realized cost synergies to an annual run rate of $31.2 million • LHCG quality and patient satisfaction scores continue to lead the industry • Maintained strong pace of acquisitions – acquired or announced acquisitions of $81 million in annualized revenue year to date in 2019 • Organic growth in home health admissions and revenue + growth in hospice admissions and revenue continue to drive earnings growth Commentary on Q2 2019 6

Select Key Segment Statistical and Financial Data Organic growth excluding Almost Family: (1)(2) Net revenue 6.6% 9.0% 6.8% 9.0% Net Medicare revenue 4.7% 5.1% 3.2% 4.9% Total new admissions 9.1% 7.9% 7.4% 7.2% Medicare new admissions 1.9% 5.4% 1.0% 4.8% Average daily census 4.6% 2.3% 4.3% 2.9% Average Medicare daily census (0.6)% (1.0)% (1.2)% (0.8)% Medicare completed and billed episodes 0.2% 2.4% (0.2)% 1.0% Three Months Ended June 30 , Six Months Ended June 30, 2019 2018 2019 2018 Home Health Average daily census 14,002 14,557 14,033 14,528 Billable hours 2,292,719 2,227,831 4,564,614 2,706,614 Revenue per billable hour $23.46 $24.13 $23.44 $25.15 Home and Community - Based Admissions 4,637 4,528 9,225 8,582 Average daily census 4,070 3,659 3,911 3,399 Patient days 370,407 332,978 707,875 615,198 Average revenue per patient day $152.44 $153.28 $154.42 $153.27 Organic growth excluding Almost Family: (1)(2) Total new admissions 9.6% 2.5% 7.9% 3.8% Hospice Patient days 19,970 21,303 39,606 43,863 Average revenue per patient day $1,270 $1,300 $1,278 $1,274 Occupancy rate 70.8% 69.9% 70.6% 72.4% Facility - Based (1) Organic growth is calculated as the sum of same store plus de novo for the period divided by total from the same period in the prior year. (2) Almost Family locations remain counted as acquired locations due to continued system integrations, which will be completed by the end of 2019. 2Q 2019 Consolidated Growth 7 • Revenue: +3.2% • Adjusted EPS: +27.4% • Adjusted EBITDA: +22.5% • Revenue: +70.3% • Adjusted EPS: +46.7% • Adjusted EBITDA: +84.5% 1H 2019 Consolidated Growth • Revenue: +28.7% • Adjusted EPS: +34.9% • Adjusted EBITDA: +56.0%

2019 Adjusted Consolidated Results Three months ended June 30 Six months ended June 30 Consolidated Total Adjustments Adjusted Consolidated Consolidated Total Adjustments Adjusted Consolidated Net service revenue $517,842 $0 $517,842 $1,020,427 $0 $1,020,427 Cost of service revenue 325,860 (2,943) 322,917 646,852 (7,610) 639,242 Gross margin 191,982 194,925 373,575 381,185 General and administrative expenses 148,584 (7,443) 141,141 293,805 (12,861) 280,944 Impairment of intangibles and other 1,018 (1,018) 0 7,337 (7,337) 0 Operating income $42,380 $11,404 $53,784 $72,433 $27,808 $100,241 Add back depreciation 4,198 0 4,198 8,400 0 8,400 Less noncontrolling interests (4,938) 0 (4,938) (9,483) 0 (9,483) Earnings before interest, tax, and depreciation (EBITDA less NCI) $41,640 $11,404 $53,044 $71,350 $27,808 $99,158 EBITDA less NCI as a percentage of revenue 8.0% 10.2% 7.0% 9.7% 8

Adjusted Consolidated Results – 2019 vs 2018

	Three months ended June 30				Six months ended June 30			
	2019 Adjusted Consolidated	% of rev	2018 Adjusted Consolidated	% of rev	2019 Adjusted Consolidated	% of rev	2018 Adjusted Consolidated	% of rev
Net service revenue	$517,842		$502,574		$1,020,427		$793,628	
Cost of service revenue	322,917	62.4%	319,978	63.7%	639,242	62.6%	508,596	64.1%
Gross margin	194,925	37.6%	182,596	36.3%	381,185	37.4%	285,032	35.9%
General and administrative expenses	141,141	27.3%	139,693	27.8%	280,944	27.5%	222,885	28.1%
Operating income	$53,784	10.4%	$42,903	8.5%	$100,241	9.8%	$62,147	7.8%
Depreciation	4,198		4,255		8,400		7,548	
Noncontrolling interests	(4,938)		(3,859)		(9,483)		(6,842)	
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$53,044		$43,299		$99,158		$62,853	
EBITDA less NCI as a percentage of revenue	10.2%		8.6%		9.7%		7.9%	

- Consolidated Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) increased 160 basis points as a percentage of revenue. This was due to an improvement of 130 basis points in gross margin and 50 basis point improvement in general and administrative expense in the second quarter of 2019 as compared to the same period in 2018.

- For the six months ended June 30, 2019, adjusted EBITDA increased 180 basis points due to 150 basis point improvement in gross margin and 60 basis point improvement in general and administrative expense.

LHC GROUP

9

Adjustments to Net Income

PRE-TAX ADJUSTMENTS	Q2 2019	Q2 2018	1H 2019	1H 2018
Almost Family and other acquisition expenses (1)	$9,279	$8,361	$16,574	$17,200
Closures/relocations/consolidations (2)	$2,125	$3,514	$5,234	$3,514
Income tax effect of adjustments to income	$0	$689	$0	$689
Provider moratorium impairment (3)	$0	$0	$6,000	$0
Total	**$11,404**	**$12,564**	**$27,808**	**$21,403**

ADJUSTMENTS NET OF TAX	Q2 2019	Q2 2018	1H 2019	1H 2018
Almost Family and other acquisition expenses (1)	$6,713	$5,860	$11,981	$12,171
Closures/relocations/consolidations (2)	$1,537	$2,464	$3,781	$2,464
Income tax effect of adjustments to income	$0	$689	$0	$689
Provider moratorium impairment (3)	$0	$0	$4,332	$0
Total	**$8,250**	**$9,013**	**$20,094**	**$15,324**

ADJUSTMENTS NET OF TAX	Q2 2019	Q2 2018	1H 2019	2H 2018
Almost Family and other acquisition expenses (1)	$0.22	$0.19	$0.39	$0.53
Closures/relocations/consolidations (2)	$0.05	$0.08	$0.12	$0.08
Income tax effect of adjustments to income	$0.00	$0.02	$0.00	$0.02
Provider moratorium impairment (3)	$0.00	$0.00	$0.14	$0.00
Total	**$0.27**	**$0.29**	**$0.65**	**$0.63**

Footnotes:

(1) Transition, integration and Homecare Homebase conversion expenses and other costs associated with the acquisition of Almost Family and other recently announced or completed acquisitions. ***($9.3 million pre-tax in the three months ended June 30, 2019 and $16.6 million in the six months ended June 30, 2019, which includes a $2.2 million lease termination charge that occurred in the second quarter of 2019).***

(2) Expenses and impairments associated with the closure or consolidation of 13 locations in the second quarter of 2019 along with residual costs and expenses in connection with the closures in the first quarter of 2019. ***($2.1 million pre-tax in the three months ended June 30, 2019 and $5.2 million in the six months ended June 30, 2019).***

(3) During the six months ended June 30, 2019, the Company recorded $6.0 million of moratoria impairment as a result of the Centers for Medicare and Medicaid Services ("CMS") action to remove all federal moratoria with regard to Medicare provider enrollment.

LHC GROUP

10

Three Months Ended June 30, 2019 Adjusted Segment Results

	Home health services	Adjustments	Adjusted Home health services	Hospice services	Adjustments	Adjusted Hospice services	HCBS services	Adjustments	Adjusted HCBS services
Net service revenue	$375,253		$375,253	$55,057		$55,057	$52,414		$52,414
Cost of service revenue	230,545	(2,804)	227,741	34,858	(139)	34,719	39,505		39,505
Gross margin	144,708		147,512	20,199		20,338	12,909		12,909
General and administrative expenses	108,958	(6,006)	102,952	15,096	(725)	14,371	11,213	(620)	10,593
Impairment of intangibles and other	748	(748)	0	270	(270)	0	0	0	0
Operating income	$35,002	$9,558	$44,560	$4,833	$1,134	$5,967	$1,696	$620	$2,316
Add back depreciation	2,409		2,409	430		430	318		318
Less noncontrolling interests	(3,948)		(3,948)	(898)		(898)	267		267
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$33,463	$9,558	$43,021	$4,365	$1,134	$5,499	$2,281	$620	$2,901
EBITDA less NCI as a percentage of revenue	8.9%		11.5%	7.9%		10.0%	4.4%		5.5%

	Facility-based services	Adjustments	Adjusted Facility-based services	HCI	Adjustments	Adjusted HCI services
Net service revenue	$27,975		$27,975	$7,143		$7,143
Cost of service revenue	17,572		17,572	3,380		3,380
Gross margin	10,403		10,403	3,763		3,763
General and administrative expenses	9,335	(42)	9,293	3,982	(50)	3,932
Impairment of intangibles and other	0	0	0	0	0	0
Operating income (loss)	$1,068	$42	$1,110	($219)	$50	($169)
Add back depreciation	769		769	272		272
Less noncontrolling interests	(365)		(365)	6		6
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$1,472	$42	$1,514	$59	$50	$109
EBITDA less NCI as a percentage of revenue	5.3%		5.4%	0.8%		1.5%

LHC GROUP

11

Six Months Ended June 30, 2019 Adjusted Segment Results

	Home health services	Adjustments	Adjusted Home health services	Hospice services	Adjustments	Adjusted Hospice services	HCBS services	Adjustments	Adjusted HCBS services
Net service revenue	$738,288	$0	$738,288	$106,793	$0	$106,793	$104,199	$0	$104,199
Cost of service revenue	456,668	(6,207)	450,461	68,034	(340)	67,694	79,360	(194)	79,166
Gross margin	281,620		287,827	38,759		39,099	24,839		25,033
General and administrative expenses	213,797	(9,655)	204,142	29,949	(1,650)	28,299	22,195	(906)	21,289
Impairment of intangibles and other	7,066	(7,066)	0	271	(271)	0	0	0	0
Operating income	$60,757	$22,928	$83,685	$8,539	$2,261	$10,800	$2,644	$1,100	$3,744
Add back depreciation	4,812		4,812	856		856	628		628
Less noncontrolling interests	(7,728)		(7,728)	(1,499)		(1,499)	577		577
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$57,841	$22,928	$80,769	$7,896	$2,261	$10,157	$3,849	$1,100	$4,949
EBITDA less NCI as a percentage of revenue	7.8%		10.9%	7.4%		9.5%	3.7%		4.7%

	Facility-based services	Adjustments	Adjusted Facility-based services	HCI	Adjustments	Adjusted HCI services
Net service revenue	$55,676	$0	$55,676	$15,471	$0	$15,471
Cost of service revenue	35,304	(158)	35,146	7,486	(711)	6,775
Gross margin	20,372		20,530	7,985		8,696
General and administrative expenses	18,512	(239)	18,273	9,352	(411)	8,941
Impairment of intangibles and other	0	0	0	0	0	0
Operating income (loss)	$1,860	$397	$2,257	($1,367)	$1,122	($245)
Add back depreciation	1,526		1,526	578		578
Less noncontrolling interests	(846)		(846)	13		13
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$2,540	$397	$2,937	($776)	$1,122	$346
EBITDA less NCI as a percentage of revenue	4.6%		5.3%	-5.0%		2.2%

LHC GROUP

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Home Health Segment
Adjusted Segment Results – 2019 vs 2018

	Three months ended June 30,				Six months ended June 30,			
	2019 Adjusted Home health services	% of rev	2018 Adjusted Home health services	% of rev	2019 Adjusted Home health services	% of rev	2018 Adjusted Home health services	% of rev
Net service revenue	$375,253		$360,826		$738,288		$565,013	
Cost of service revenue	227,741	60.7%	223,472	61.9%	450,461	61.0%	353,633	62.6%
Gross margin	147,512	39.3%	137,354	38.1%	287,827	39.0%	211,380	37.4%
General and administrative expenses	102,952	27.4%	99,527	27.6%	204,142	27.7%	158,454	28.0%
Operating income	$44,560	11.9%	$37,827	10.5%	$83,685	11.3%	$52,926	9.4%
Depreciation	2,409		2,318		4,812		4,465	
Noncontrolling interests	(3,948)		(3,810)		(7,728)		(6,046)	
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$43,021		$36,335		$80,769		$51,345	
EBITDA less NCI as a percentage of revenue	11.5%		10.1%		10.9%		9.1%	

- Home Health Adjusted EBITDA margin improved 140 basis points in the second quarter of 2019 compared to the same period in 2018. Due to strong cost management in general and administrative expenses, which is down 260 basis points as a percentage of revenue. This was due to an improvement of 120 basis points in gross margin and 20 basis point improvement in general and administrative expense in the second quarter of 2019 as compared to the same period in 2018.

- For the six months ended June 30, 2019, EBITDA increased 180 basis points due to 160 basis point improvement in gross margin and 30 basis point improvement in general and administrative expense.

LHC GROUP

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Hospice Segment
Adjusted Segment Results – 2019 vs 2018

	Three months ended June 30,				Six months ended June 30,			
	2019 Adjusted Hospice services	% of rev	2018 Adjusted Hospice services	% of rev	2019 Adjusted Hospice services	% of rev	2018 Adjusted Hospice services	% of rev
Net service revenue	$55,057		$50,554		$106,793		$93,180	
Cost of service revenue	34,719	63.1%	32,998	65.3%	67,694	63.4%	61,016	65.5%
Gross margin	20,338	36.9%	17,556	34.7%	39,099	36.6%	32,164	34.5%
General and administrative expenses	14,371	26.1%	14,216	28.1%	28,299	26.5%	26,433	28.4%
Operating income	$5,967	10.8%	$3,340	6.6%	$10,800	10.1%	$5,731	6.2%
Depreciation	430		630		856		1,128	
Noncontrolling interests	(898)		(412)		(1,499)		(829)	
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$5,499		$3,558		$10,157		$6,030	
EBITDA less NCI as a percentage of revenue	10.0%		7.0%		9.5%		6.5%	

- Hospice Adjusted EBITDA margin improved 300 basis points in the second quarter of 2019 compared to the same period in 2018 due to a 220 basis point improvement in the gross margin and 200 basis point improvement in general and administrative expenses as a percentage of revenue.
- For the six months ended June 30, 2019, EBITDA increased 300 basis points due to 210 basis point improvement in gross margin and 190 basis point improvement in general and administrative expense.

LHC GROUP

14

Home and Community Based Services Segment Adjusted Segment Results – 2019 vs 2018

	Three months ended June 30,				Six months ended June 30,			
	2019 Adjusted HCBS services	% of rev	2018 Adjusted HCBS services	% of rev	2019 Adjusted HCBS services	% of rev	2018 Adjusted HCBS services	% of rev
Net service revenue	$52,414		$52,753		$104,199		$66,844	
Cost of service revenue	39,505	75.4%	39,682	75.2%	79,166	76.0%	50,472	75.5%
Gross margin	12,909	24.6%	13,071	24.8%	25,033	24.0%	16,372	24.5%
General and administrative expenses	10,593	20.2%	11,507	21.8%	21,289	20.4%	14,409	21.6%
Operating income	$2,316	4.4%	$1,564	3.0%	$3,744	3.6%	$1,963	2.9%
Depreciation	318		196		628		307	
Noncontrolling interests	267		90		577		69	
Earnings before interest, tax, and depreciation (EBITDA less NCI)	$2,901		$1,850		$4,949		$2,339	
EBITDA less NCI as a percentage of revenue	5.5%		3.5%		4.7%		3.5%	

- Home and Community-Based Services Adjusted EBITDA margin improved 200 basis points in the second quarter of 2019 compared to the same period in 2018. This was due to 20 basis point improvement in the gross margin and 160 basis point improvement in general and administrative expenses.
- For the six months ended June 30, 2019, EBITDA increased 120 basis points due to 50 basis point improvement in gross margin and 120 basis point improvement in general and administrative expense.

LHC GROUP

15

Facility - Based Services Segment Adjusted Segment Results – 2019 vs 2018 Three months ended June 30, Six months ended June 30, 2019 Adjusted Facility - based services % of rev 2018 Adjusted Facility - based services % of rev 2019 Adjusted Facility - based services % of rev 2018 Adjusted Facility - based services % of rev Net service revenue $27,975 $28,304 $55,676 $58,454 Cost of service revenue 17,572 62.8% 18,449 65.2% 35,146 63.1% 38,098 65.2% Gross margin 10,403 37.2% 9,855 34.8% 20,530 36.9% 20,356 34.8% General and administrative expenses 9,293 33.2% 9,056 32.0% 18,273 32.8% 18,202 31.1% Operating income $1,110 4.0% $799 2.8% $2,257 4.1% $2,154 3.7% Depreciation 769 727 1,526 1,264 Noncontrolling interests (365) 207 (846) (102) Earnings before interest, tax and depreciation (EBITDA less NCI) $1,514 $1,733 $2,937 $3,316 EBITDA less NCI as a percentage of revenue 5.4% 6.1% 5.3% 5.7% 16

Assumptions • Estimated effective tax rate of 27.5% to 28.5% • Weighted average diluted shares of approximately 31.3 million for the full year of 2019 • 5% to 7% organic growth in home health admissions in legacy LHC Group locations • 6% to 8% organic growth in hospice admissions in legacy LHC Group locations • Implicit price concession of 1.5% to 1.7% as a percentage of revenue 2019 Guidance compared to 2018 FY 2018 Adjusted Results ( in millions except for EPS data ) FY 2019 Guidance Midpoint ( in millions except for EPS data ) Growth in 2019 over 2018 Revenue $1,810 $2,115 +16.9% EPS $3.55 $4.30 +21.1% EBITDA $162 $217 +34.0% • Affirmed guidance issued on May 8, 2019 • Net service revenue of $2.09 billion to $2.14 billion • Adjusted earnings per share of $4.25 to $4.35 • Adjusted EBITDA of $214 million to $220 million 17

Almost Family Integration Updates Have achieved a realized annual cost synergy run rate of $31.2 million Adjusted Almost Family home health contribution margin up over 300 bps from Q2 2018 The quality star ratings of Almost Family agencies was up to 3.78 in the CMS July release, compared with 3.76 in May and 3.63 in January. On pace to finish system conversions by end of 2019 18 Although each quarter CMS recalibrates its calculation of the raw score, the underlying performance indicators that result in the Patient satisfaction star rating in the Almost Family agencies continue to improve each quarter.

Accelerated Acquisition and Joint Venture Momentum in 2019 Joint Venture Partner State Date Closed Locations Annual Revenue Unity Health Homecare Unity Health Arkansas 1/31/2019 2 $3,500,000 Geisinger Home Health and Hospice Geisinger/AtlantiCare Pennsylvania/ New Jersey 4/1/2019 6/1/2019 13 $35,000,000 VNA of Maryland Maryland 8/1/2019 2 $35,000,000 Central Missouri Home Health Capital Regional Medical Center Missouri 8/1/2019 3 $3,500,000 Atmore Hospital Home Health Atmore Community Hospital Alabama 8/1/2019 1 $2,000,000 Comfort Home Care Ohio 8/1/2019 2 $2,000,000 Total acquired revenue in 2019 $81,000,000 19

Industry - Leading Quality and Patient Satisfaction • 99% of LHC locations have CMS 4 stars or greater for quality • 91% of LHC same - store locations have CMS 4 stars or greater for patient satisfaction 20 Quality July 2019 LHCG Actual July 2019 National Average Apr 2019 LHCG Actual Apr 2019 National Average LHC Group 4.65 3.27 4.61 3.27 Almost Family 3.78 3.27 3.76 3.27 Combined 4.27 3.27 4.25 3.27 Patient Satisfaction July 2019* LHCG Actual July 2019* National Average Apr 2019 LHCG Actual Apr 2019 National Average LHC Group 4.26 3.64 4.48 3.87 Almost Family 3.72 3.64 3.98 3.87 Combined 4.05 3.64 4.27 3.87 • 100% of LHC Group agencies are Joint Commission accredited or are seeking accreditation • Fewer than 15% of all home care agencies nationwide earn Joint Commission accreditation * CMS recalibrated the raw score calculation from April to July.

Debt and Liquidity Metrics Outstanding Debt ( amounts in thousands ) As of June 30, 2019 Total Debt – Balance Sheet $230,000 Less: Cash $26,737 Net Debt $203,263 Net debt to estimated 2019 adjusted EBITDA ratio 0.94x Credit Facility ( amounts in thousands ) As of June 30, 2019 Revolver Size $500,000 Less: Outstanding Revolver $230,000 Less: Letters of Credit $22,344 Available Revolver $247,656 Plus: Cash $26,737 Plus: Accordion $200,000 Total Liquidity $474,393 Cash Flow ( amounts in thousands ) As of June 30, 2019 Free Cash Flow (6 Months Ended) $41,471 + Cash adjustments to Q2 2019 EBITDA 20,416 = Adjusted Free Cash Flow (6 Months Ended) $61,887 DSO’s 48 days 21

Focus for 2019 Maintain disciplined capital allocation with new joint ventures and other M&A activity Complete the system conversion in the Almost Family locations Continue to lead industry with regulatory lobbying and readiness for PDGM Maximize value of Healthcare Innovations business Capture incremental growth from raising Almost Family quality scores to LHCG standards Accelerate plans for unlocking untapped potential of co - location strategy Capture market share gains and incremental contributions from recent joint ventures and other acquisitions 22 Continue to lead the industry in quality and patient satisfaction scores Continue our focus as an industry leader in key areas around employee recruitment and retention including vacancy rate and voluntary turnover

Non - GAAP Reconciliations (Amounts in thousands, unaudited) RECONCILIATION OF REVENUE AFTER ADOPTION OF ASU 2014 - 09 RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP Three Months Ended June 30, Six Months Ended June 30, 2019 2018 2019 2018 Net Service Revenue, pre - adoption $525,120 $509,742 $ 1,036,057 $ 805,722 Less: Implicit price concession (1) 7,278 7,718 15,630 12,644 Net Service Revenue, post - adoption $517,842 $502,024 $ 1,020,427 $ 793,078 Three Months Ended June 30, Six Months Ended June 30, 2019 2018 2019 2018 Net income attributable to LHC Group, Inc.’s common stockholders $25,000 $16,797 $43,856 $21,792 Add (net of tax): Almost Family and other acquisition expenses (2) 6,713 5,860 11,981 12,171 Closures/relocations/consolidations (3) 1,537 2,464 3,781 2,464 Income tax effect of adjustments to income (4) ─ 689 ─ 689 Provider moratorium impairment (5) ─ ─ 4,332 ─ Adjusted net income attributable to LHC Group, Inc.’s common stockholders $33,250 $25,810 $63,950 $37,116 23 Footnotes are on page 24

Non - GAAP Reconciliations (Amounts in thousands, unaudited ) RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP PER DILUTED SHARE Three Months Ended June 30, Six Months Ended June 30, 2019 2018 2019 2018 Net income attributable to LHC Group, Inc.’s common stockholders $0.80 $0.55 $1.41 $0.89 Add (net of tax): Almost Family and other acquisition expenses (2) 0.22 0.19 0.39 0.53 Closures/relocations/consolidations (3) 0.05 0.08 0.12 0.08 Income tax effect of adjustments to income (4) ─ 0.02 ─ 0.02 Provider moratorium impairment (5) ─ ─ 0.14 ─ Adjusted net income attributable to LHC Group, Inc.’s common stockholders $1.07 $0.84 $2.06 $1.52 Footnotes : 1. All amounts previously classified as provision for bad debts are now classified as implicit price concessions in determining the transaction price of the Company's net service revenue . 2. Transition, integration and Homecare Homebase conversion expenses and other costs associated with the acquisition of Almost Family and other recently announced or completed acquisitions ( $ 9 . 3 million pre - tax in the three months ended June 30 , 2019 and $ 16 . 6 million in the six months ended June 30 , 2019 , which includes a $ 2 . 2 million lease termination charge that occurred in the second quarter of 2019 ) . 3. Expenses and impairments associated with the closure or consolidation of 13 locations in the second quarter of 2019 along with residual costs and expenses in connection with the closures in the first quarter of 2019 . ( $ 2 . 1 million pre - tax in the three months ended June 30 , 2019 and $ 5 . 2 million in the six months ended June 30 , 2019 ) . 4. During the six months ended June 30 , 2019 , the Company recorded $ 6 . 0 million of moratoria impairment as a result of the Centers for Medicare and Medicaid Services (“CMS”) action to remove all federal moratoria with regard to Medicare provider . 24

• Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) Three Months Ended June 30 , Six Months Ended June 30 , 2019 2018 2019 2018 Net income $25,000 $16,797 $43,856 $21,792 Add: Income tax expense 9,557 7,170 13,157 8,147 Interest expense, net 2,885 3,202 5,937 4,652 Depreciation and amortization 4,198 4,255 8,400 7,548 Adjustment items (1) 11,404 11,875 27,808 20,714 Adjusted EBITDA $53,044 $43,299 $99,158 $62,853 (1) Adjustment items (pre - tax): Almost Family merger and other acquisition expenses $9,279 $8,361 $16,574 $17,200 Closures/relocation/consolidations $2,125 $3,514 $5,234 $3,514 Provider moratorium impairment $0 $0 $6,000 $0 Total adjustments $11,404 $11,875 $27,808 $20,714 Non - GAAP Reconciliations (Amounts in thousands, unaudited) 25